Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
01/04/99  GSI    S     U.S. Treasury Bill            21.88MM   GOLDMAN SACHS & COMPANY      4.3950  USTB 02/11/99 NR
01/05/99               due 02/11/99                            MORGAN STANLEY & CO, INC.    4.3950  USTB 02/11/99 NR
                       @ 4.3900% NR

01/05/99  GSI    S     U.S. Treasury Bill            49.40MM   AUBREY G LANSTON & CO INC.   4.3950  USTB 02/11/99 NR
01/06/99               due 02/11/99                            GOLDMAN SACHS & COMPANY      4.4000  USTB 02/11/99 NR
                       @ 4.3900% NR

01/07/99  GSI    S     U.S. Treasury Bill            30.40MM   LEHMAN BROS. INC./LCPI       4.5700  USTB 1/21/99 NR
01/07/99               due 01/21/99                            PARIBAS CORPORATION          4.5900  USTB 1/21/99 NR
                       @ 4.5700% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
03/09/99  GSI    S     U.S. Treasury Bill            1.00MM    JP MORG. SEC/MORG. GUAR TR   4.3200  USTB 03/25/99 NR
03/09/99               due 03/25/99                            GOLDMAN SACHS & COMPANY      4.3200  USTB 03/25/99 NR
                       @ 4.3000% NR

03/09/99  GSI    S     U.S. Treasury Bill            13.10MM   JP MORG. SEC/MORG. GUAR TR   4.3200  USTB 03/25/99 NR
03/09/99               due 03/25/99                            GOLDMAN SACHS & COMPANY      4.3200  USTB 03/25/99 NR
                       @ 4.3000% NR

03/11/99  GSI    P     U.S. Treasury Bill            50.00MM   AUBREY G LANSTON & CO INC.   4.6800  USTB 4/22/99 NR
03/11/99               due 04/22/99                            DONALDSON, LUFKIN & JEN      4.6850  USTB 4/22/99 NR
                       @ 4.6900% NR

04/05/99  GSI    S     U.S. Treasury Bill            21.20MM   LEHMAN BROS. INC./LCPI       4.3500  USTB 5/6/99 NR
04/05/99               due 5/06/99                             MORGAN STANLEY & CO, INC.    4.3500  USTB 5/6/99 NR
                       @ 4.3400% NR

04/12/99  GSI    P     U.S. Treasury Note            25.00MM   AUBREY G LANSTON & CO INC.   4.3570  USTN 6.375 7/15/99 NR
04/15/99               cpn 6.3750 due 07/15/99                 GOLDMAN SACHS & COMPANY      4.3570  USTN 6.375 7/15/99 NR
                       dtd 07/15/99 @ 4.3880% NR

04/13/99  GSI    S     U.S. Treasury Bill            18.90MM   HSBC SECURITIES, INC.        4.7200  USTB 4/19/99 NR
04/14/99               due 04/19/99                            DONALDSON, LUFKIN & JEN      4.7150  USTB 4/19/99 NR
                       @ 4.7000% NR

04/13/99  GSI    P     U.S. Treasury Note            18.50MM   HSBC SECURITIES, INC.        4.5610  USTN 6.250 05/31/99 NR
04/14/99               cpn 6.2500 due 05/31/99                 DONALDSON, LUFKIN & JEN      4.5610  USIN 6.250 05/31/99 NR
                       dtd 06/02/97@ 4.56.10% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
11/02/98  GSI    P     Federal Home Loan Bank AF     25.00MM   GOLDMAN SACHS & COMPANY      4.6600  Federal Home Loan Bank AF NR
11/09/98               cpn 4.6400 due 11/09/99                 JP MORG. SEC/MORG. GUAR TR   4.6400  Federal Home Loan Bank AF NR
                       dtd 11/09/98@ 4.7000% NR

11/03/98  GSI    P     Federal Home Loan Bank AF     50.00MM   CREDIT SUISSE FIRST BOSTON   4.8600  Federal Home Loan Bank AF NR
11/12/98               cpn 5.0000 due 11/12/99                 LEHMAN BROS. INC./LCPI       4.8300  Federal Home Loan Bank AF NR
                       dtd 11/12/98 5.0600% NR

11/04/98  MMI    P     Atlantis One Funding Corp. CP 50.00MM   CHASE SECURITIES, INC.       5.1800  Atlantis One Funding Corp. CP FT
11/05/98               due 04/23/99                            GOLDMAN SACHS & COMPANY      5.1700  Atlantis One Funding Corp. CP FT
                       @ 5.2000% FT

11/06/98  GSI    P     Federal Home Loan Bank AF     50.00MM   GOLDMAN SACHS & COMPANY      5.0400  Student Loan Mrktng. Assn. CP NR
11/16/98               cpn 4.9800 due 11/16/99                 SALOMON BROS/SM BARNEY INC   5.0100  Federal Home Loan Bank CP NR
                       dtd 11/16/98 5.0500% NR

11/09/98  MMI    P     Atlantis One Funding Corp. CP 100.00MM  GOLDMAN SACHS & COMPANY      5.2900  Atlantis One Funding Corp. CP FT
11/09/98               due 04/27/99                            MORGAN STANLEY & CO, INC.    5.3000  Atlantis One Funding Corp. CP FT
                       @ 5.3200% FT

12/11/98  MMI    P     Edison Asset Sec. LLC CP      50.00MM   GOLDMAN SACHS & COMPANY      5.0700  Edison Asset Sec. LLC CP FT
12/11/98               due 03/31/99                            PAINEWEBBER INC.             5.0700  Edison Asset Sec. LLC CP FT
                       @ 5.3200% FT

12/30/98  MMI    P     Sinochem American Inc. CP     17.00MM   FIRST CHICAGO CAPITAL MKT.   5.2000  Sinochem American Inc. CP FT
12/30/98               due 02/25/99                            CREDIT SUISSE FIRST BOSTON   5.1000  Glencore Ser. B ABN CP FT
                       @ 5.0700% FT

01/07/99  MMI    P     Grand Funding Corporation CP  23.80MM   GOLDMAN SACHS & COMPANY      4.8800  Grand Funding Corporation CP FT
01/07/99               due 04/14/99                            ABN AMRO                     4.8800  Grand Funding Corporation CP FT
                       @ 4.8800% FT

01/08/99  MMI    P     Repeat Off. Secur. Entity CP  57.20MM   LEHMAN BROS. INC./LCPI       4.8600  Repeat Off. Secur. Entity CP FT
01/08/99               due 04/08/99                            GOLDMAN SACHS & COMPANY      4.8700  Repeat Off. Secur. Entity CP FT
                       @ 4.8800% FT

01/08/99  MMI    P     Repeat Off. Secur. Entity CP  34.50MM   LEHMAN BROS. INC./LCPI       4.8600  Repeat Off. Secur. Entity CP FT
01/08/99               due 04/08/99                            GOLDMAN SACHS & COMPANY      4.8700  Repeat Off. Secur. Entity CP FT
                       @ 4.8800% FT

01/11/99  MMI    P     Federal Home Loan Bank AC     25.00MM   CREDTI SUISSE FIRST BOSTON   4.9800  Federal Home Loan Bank AC NR
01/19/99               cpn 4.9800 due 01/19/00                 GOLDMAN SACHS & COMPANY      4.9800  Federal Home Loan Bank AC NR
                       dtd 01/19/99@ 4.9900% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
01/14/99  GSI    P     Federal Natl. Mrtg. Assn. DN  50.00MM   HSBC SECURITIES, INC.        4.6000  Federal Natl. Mrtg. Assn. DN NR
01/14/99               due 07/15/99                            CREDIT SUISSE FIRST BOSTON   4.6000  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6000% NR

01/14/99  GSI    S     Federal Natl. Mrtg. Assn. DN  50.00MM   CREDIT SUISSE FIRST BOSTON   4.6400  Federal Natl. Mrtg. Assn. DN NR
01/14/99               due 06/11/99                            HSBC SECURITIES, INC.        4.6200  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6200% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
02/02/99  MMI    P     Atlantis One Funding Corp. CP 86.70MM   GOLDMAN SACHS & COMPANY      4.8100  Atlantis One Funding Corp. CP FT
02/02/99               due 05/11/99                            MORGAN STANLEY & CO, INC.    4.8100  Atlantis One Funding Corp. CP FT
                       @ 4.8200% FT

02/11/99  MMI    P     Thames Asset Glbl. Secur. Cp  57.10MM   LEHMAN BROS. INC./LCPI       4.8500  Thames Asset Glbl. Secur. Cp FT
02/16/99               due 05/17/99                            GOLDMAN SACHS & COMPANY      4.8300  Thames Asset Glbl. Secur. Cp FT
                       @ 4.8500% FT

02/18/99  MMI    P     Windmill Funding Corp. CP     26.20MM   LEHMAN BROS. INC./LCPI       4.8500  Windmill Funding Corp. CP FT
02/18/99               due 03/25/99                            GOLDMAN SACHS & COMPANY      4.8600  Windmill Funding Corp. CP FT
                       @ 4.8600% FT

02/23/99  MMI    P     Windmill Funding Corp. CP     18.00MM   GOLDMAN SACHS & COMPANY      4.8600  Windmill Funding Corp. CP FT
02/23/99               due 03/23/99                            LEHMAN BROS. INC./LCPI       4.8600  Windmill Funding Corp. CP FT
                       @ 4.8600% FT

02/23/99  MMI    P     Windmill Funding Corp. CP     24.30MM   GOLDMAN SACHS & COMPANY      4.8600  Windmill Funding Corp. CP FT
02/23/99               due 03/26/99                            LEHMAN BROS. INC./LCPI       4.8600  Windmill Funding Corp. CP FT
                       @ 4.8600% FT

02/24/99  MMI    P     Societe Generale YD           25.00MM   CHASE SECURITIES, INC.       5.2500  Societe Generale YD FT
02/26/99               cpn 5.2200 due 02/28/00                 BARCLAYS CAPITAL INC.        5.2400  Societe Generale YD FT
                       dtd 02/26/99@ 5.2500% FT

02/25/99  MMI    P     Bank Austria YD               25.00MM   CHASE SECURITIES, INC.       5.3100  Bank Austria YD FT
03/01/99               cpn 5.2500 due 03/01/00                 EVEREN SECURITIES, INC.      5.3150  Societe Generale YD FT
                       dtd 03/01/99@ 5.3500% FT

02/25/99  MMI    P     Societe Generale YD           25.00MM   CHASE SECURITIES, INC.       5.3000  Societe Generale YD FT
03/01/99               cpn 5.2800 due 03/01/00                 GOLDMAN SACHS & COMPANY      5.3100  Societe Generale YD FT
                       dtd 03/01/99@ 5.3100% FT

03/01/99  MMI    P     Bayerische Hypo-UND Ver. YD   25.00MM   CREDIT SECURITIES, INC.      5.3400  Societe Generale YD FT
03/03/99               cpn 5.2700 due 03/03/00                 LEHMAN BROS. INC./LCPI       5.3400  Svenska Handlesbankn YD FT
                       dtd 03/03/95@ 5.3500% FT

03/02/99  MMI    P     Societe Generale YD           25.00MM   CHASE SECURITIES, INC.       5.3800  Societe Generale YD FT
03/03/99               cpn 5.2900 due 03/03/00                 CREDIT SUISSE FIRST BOSTON   5.3700  Svenska Handlesbankn YD FT
                       dtd 03/03/99@ 5.3900% FT

03/04/99  MMI    P     Societe Generale VY           50.00MM   LEHMAN BROS. INC./LCPI       4.9450  Societe Generale VY FT
03/05/99               cpn 4.8950 due 03/03/99                 GOLDMAN SACHS & COMPANY      4.9250  Societe Generale VY FT
                       dtd 03/03/99@ 4.9550% FT

                               Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
03/23/99  MMI    P     Sigma Finance Inc. CP         40.00MM   JP MORG. GUAR TR             4.8800  Sigma Finance Inc. CP FT
03/23/99               due 06/30/99                            GOLDMAN SACHS & COMPANY      4.8800  Sigma Finance Inc. CP FT
                       @ 4.8800% FT

03/24/99  MMI    P     Fleet National Bank N.A. VD   75.00MM   CHASE SECURITIES, INC.       4.9550  National City, Ohio BF FT
03/29/99               cpn 4.9000 due 04/17/00                 GOLDMAN SACHS & COMPANY      4.9550  Fleet National Bank N.A. BF FT
                       dtd 03/29/99@ 4.9550% FT

03/30/99  MMI    P     Edison Asset Secur. LLC CP    100.00MM  PAINEWEBBER INC.             4.8500  Edison Asset Secur. LLC CP FT
03/30/99               due 06/30/99                            GOLDMAN SACHS & COMPANY      4.8500  Edison Asset Secur. LLC CP FT
                       @ 4.9100% FT
04/07/99  GSI    P     Federal Home Loan Mrtg. Co AF 150.00MM  GOLDMAN SACHS & COMPANY      4.8050  Federal Home Loan Mrtg. Co AF NR
04/14/99               cpn 4.8050 due 04/14/00                 SALOMON BROS/SM BARNEY INC.  4.8050  Federal Home Loan Mrtg. Co AF NR
                       dtd 04/14/99@ 4.8560% NR

04/13/99  GSI    P     Federal Home Loan Bank AAF    30.00MM   GOLDMAN SACHS & COMPANY      4.9970  Federal Home Loan Bank AF NR
04/28/99               cpn 4.9970 due 04/28/00                 CREDIT SUISSE FIRST BOSTON   5.0170  Federal Home Loan Bank AF NR
                       dtd 04/28/99@ 5.0380% NR

04/16/99  MMI    P     Deutsche Bank A.G. YD         75.00MM   CHASE SECURITIES, INC.       5.1700  Commerzbank AG YD FT
04/19/99               cpn 5.1000 due 04/19/00                 SALOMON BROS/SM BARNEY INC.  5.1800  Commerzbank AG YD FT
                       dtd 04/19/99@ 5.1800% FT

04/19/99  mmi    p     Deutsche Bank A.G. YD         40.00MM   SALOMON BROS/SM BARNEY INC.  5.2000  Deutsche Bank A.G. YD FT
04/20/99               cpn 5.1300 due 04/20/00                 CHASE SECURITIES, INC.       5.2100  Deutsche Bank A.G. YD FT
                       dtd 04/20/99@ 5.2100% FT

04/20/99  MMI    P     Grand Funding Corporation CP  39.70MM   GOLDMAN SACHS & COMPANY      4.8300  Grand Funding Corporation CP FT
04/20/99               due 06/03/99                            SALOMON BROS/SM BARNEY INC.  4.8200  Apreco, Inc. CP FT
                       @ 4.8300% FT

04/27/99  MMI    P     American Express Cent. Bk. BF 50.00MM   GOLDMAN SACHS & COMPANY      4.9500  American Express Cent. Bk. BF FT
05/03/99               cpn 4.9500 due 05/03/00                 SALOMON BROS/SM BARNEY INC.  4.9500  American Express Cent. Bk. BF FT
                       dtd 05/03/99@ 4.9500% FT

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
11/02/98  GSI    P     Federal Home Loan Bank AF     70.00MM   GOLDMAN SACHS & COMPANY      4.6600  Federal Home Loan Bank AF NR
11/09/98               cpn 4.6400 due 11/09/99                 JP MORG. SEC/MORG. GUAR TR   4.6400  Federal Home Loan Bank AF NR
                       dtd 11/09/98@ 4.7100 NR

11/03/98  GSI    P     Federal Home Loan Bank AF     15.00MM   CREDIT SUISSE FIRST BOSTON   4.8600  Federal Home Loan Bank AF NR
11/12/98               cpn 4.8400 due 11/12/99                 LEHMAN BROS. INC./LCPI       4.8300  Federal Home Loan Bank AF NR
                       dtd 11/12/98@ 4.9000% NR

11/05/98  GSI    S     Federal Natl. Mrtg. Assn DN   5.00MM    MORGAN STANLEY & CO, INC.    4.6700  Federal Natl. Mrtg. Assn DN NR
11/05/98               due 08/20/99                            LEHMAN BROS. INC./LCPI       4.7000  Federal Natl. Mrtg. Assn DN NR
                       @ 4.6200% NR

11/24/98  GSI    P     Student Loan Marktng Assoc AF 100.00MM  CREDIT SUISSE FIRST BOSTON   5.5010  Student Loan Mrktng Assoc AF NR
12/03/98               cpn 5.4500 due 12/03/99                 MORGAN STANLEY & CO, INC.    5.4450  Student Loan Mrktng Assoc AF NR
                       dtd 12/03/98@ 5.5150% NR

12/04/98  GSI    P     Federal Home Loan Bank DN     31.10MM   HSBC SECURITIES, INC.        4.6800  Federal Home Loan Mrtg. Co DN NR
12/04/98               due 12/11 98                            CREDIT SUISSE FIRST BOSTON   4.6800  Federal Home Loan Mrtg. Co DN NR
                       @ 4.7000% NR

01/05/99  GSI    P     Federal Home Loan Mrtg. Co DN 40.00MM   GOLDMAN SACHS & COMPANY      4.8000  Federal Home Loan Mrtg. Co DN DR
01/05/99               due 02/05/99                            LEHMAN BROS. INC./LCPI       4.7700  Federal Home Loan Mrtg. Co DN NR
                       @ 4.8100% NR

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
02/10/99  GSI    P     Federal Home Loan Mrtg. Co DN 25.00MM   GOLDMAN SACHS & COMPANY      4.7400  Federal Home Loan Mrtg. Co DN NR
02/10/99               due 03/11/99                            LEHMAN BROS. INC./LCPI       4.7450  Federal Home Loan Mrtg. Co DN NR
                       @ 4.7500% NR

03/09/99  GSI    P     Federal Home Loan Mrtg. Co DN 40.00MM   HSBC SECURITIES, INC.        4.7800  Federal Home Loan Mrtg. Co DN NR
03/09/99               due 06/08/99                            PAINEWEBBER INC              4.7900  Federal Home Loan Mrtg. Co DN NR
                       @ 4.8000% NR

03/18/99  GSI    P     Federal Home Loan Mrtg. Co AF 100.00MM  GOLDMAN SACHS & COMPANY      4.7359  Federal Home Loan Mrtg. Co AF NR
03/19/99               cpn 4.7350 due 03/20/00                 LEHMAN BROS. INC./LCPI       4.7359  Federal Home Loan Mrtg. Co AF NR
                       dtd 03/19/99@ 4.7900% NR

04/09/99  GSI    P     Federal Natl. Mrtg. Assn DN   50.00MM   GOLDMAN SACHS & COMPANY      4.7150  Federal Natl. Mrtg. Assn DN NR
04/09/99               due 07/12/99                            LEHMAN BROS. INC./LCPI       4.7100  Federal Natl. Mrtg. Assn DN NR
                       @ 4.7300% NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
11/02/98  GSI    P     Federal Home Loan Bank AF     25.00MM   GOLDMAN SACHS & COMPANY      4.6600  Federal Home Loan Bank AF NR
11/09/98               cpn 4.6400 due 11/09/99                 JP MORG. SEC/MORG. GUAR TR   4.6400  Federal Home Loan Bank AF NR
                       dtd 11/09/98@ 4.7000 NR

11/03/98  GSI    P     Federal Home Loan Bank AF     48.50MM   CREDIT SUISSE FIRST BOSTON   5.0200  Federal Home Loan Bank AF NR
11/12/98               cpn 5.0000 due 11/12/99                 LEHMAN BROS. INC./LCPI       4.9890  Federal Home Loan Bank AF NR
                       dtd 11/12/98@ 5.0600% NR

11/04/98  MMI    P     Atlantis One Funding Corp. CP 50.00MM   CHASE SECURITIES, INC.       5.1800  Atlantis One Funding Corp. CP FT
11/05/98               due 04/23/99                            GOLDMAN SACHS & COMPANY      5.1700  Atlantis One Funding Corp. CP FT
                       @ 5.200% FT

11/06/98  GSI    P     Federal Home Loan Bank AF     50.00MM   GOLDMAN SACHS & COMPANY      5.0400  Student Loan Mrktng. Assn. AF NR
11/16/98               cpn 4.9800 due 11/16/99                 SALOMON BROS/SM BARNEY INC   5.0100  Federal Home Loan Bank AF NR
                       dtd 11/16/98@ 5.0500% NR

11/09/98  MMI    P     Atlantis One Funding Corp. CP 100.00MM  GOLDMAN SACHS & COMPANY      5.2900  Atlantis One Funding Corp. CP FT
11/09/98               due 04/27/99                            MORGAN STANLEY & CO, INC.    5.3000  Atlantis One Funding Corp. CP FT
                       @ 5.3200% FT

11/24/98  MMI    P     Atlantis One Funding Corp. CP 6.00MM    GOLDMAN SACHS & COMPANY      5.1800  Asset Securitization CP FT
11/24/98               due 03/25/99                            CREDIT SUISSE FIRST BOSTON   5.1700  China Merch (CSFB) CP FT
                       @ 5.2800% FT

12/09/98  MMI    P     Thames Asset Glbl. Secur. CP  25.00MM   GOLDMAN SACHS & COMPANY      5.3000  Thames Asset Glbl. Secur. CP FT
12/09/98               due 02/18/99                            LEHMAN BROS. INC./LCPI       5.3200  Thames Asset Glbl. Secur. CP FT
                       @ 5.3500% FT

12/09/98  MMI    P     Thames Asset Glbl. Secur. CP  28.00MM   GOLDMAN SACHS & COMPANY      5.3000  Thames Asset Glbl. Secur. CP FT
12/09/98               due 02/19/99                            LEHMAN BROS. INC./LCPI       5.3200  Thames Asset Glbl. Secur. CP FT
                       @ 5.3500% FT

12/11/98  MMI    P     Edison Asset Secur. LLC CP    50.00MM   GOLDMAN SACHS & COMPANY      5.0700  Edison Asset Secur. LLC CP
12/11/98               due 03/31/99                            PAINEWEBBER INC.             5.0700  Edison Asset Secur. LLC CP FT
                       @ 5.0700% FT

12/15/98  GSI    S     Federal Natl. Mrtg. Assn. DN  65.00MM   LEHMAN BROS. INC./LCPI       4.6700  Federal Natl. Mrtg. Assn. DN NR
12/15/98               due 08/13/99                            CREDIT SUISSE FIRST BOSTON   4.6700  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6500% NR

12/15/98  GSI    S     Federal Natl. Mrtg. Assn. DN  60.80MM   HSBC SECURITIES, INC.        4.5700  Federal Natl. Mrtg. Assn. DN NR
12/15/98               due 11/22/99                            CREDIT SUISSE FIRST BOSTON   4.5700  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.5500% NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
12/30/98  MMI    P     Sinochem American Inc. CP     20.00MM   FIRST CHICAGO CAPITAL MKT.   5.2000  Sinochem American Inc. CP FT
12/30/98               due 03/02/99                            CREDIT SUISSE FIRST BOSTON   5.1000  Glencore Ser. B ABN CP FT
                       @ 5.2000% FT

01/05/99  MMI    P     Lexington Parker Cap. Co. CP  40.00MM   CREDIT SUISSE FIRST BOSTON   4.8800  Lexington Parker Cap. Co. CP FT
01/05/99               due 04/09/99                            MORGAN STANLEY & CO, INC.    4.9000  Lexington Parker Cap. Co. CP FT
                       @ 4.9000% FT

01/06/99  MMI    P     Thames Asset Glbl. Secur. CP  62.40MM   LEHMAN BROS. INC./LCPI       4.8800  Thames Asset Glbl. Secur. CP FT
01/06/99               due 04/06/99                            GOLDMAN SACHS & COMPANY      4.8800  Thames Asset Glbl. Secur. CP FT
                       @ 4.8800% FT

01/07/99  MMI    P     Grand Funding Corporation CP  25.00MM   GOLDMAN SACHS & COMPANY      4.8800  Grand Funding Corporation CP FT
01/07/99               due 04/08/99                            ABN AMRO                     4.8800  Grand Funding Corporation CP FT
                       @ 4.8800% FT

01/07/99  MMI    P     Grand Funding Corporation CP  45.90MM   GOLDMAN SACHS & COMPANY      4.8800  Grand Funding Corporation CP FT
01/07/99               due 03/25/99                            ABN AMRO                     4.8800  Grand Funding Corporation CP FT
                       @ 4.8800% FT

01/11/99  GSI    P     Federal Home Loan Bank AC     25.00MM   CREDIT SUISSE FIRST BOSTON   4.9800  Federa Home Loan Bank AC NR
01/19/99               cpn 4.9800 due 01/19/99                 GOLDMAN SACHS & COMPANY      4.9800  Federa Home Loan Bank AC NR
                       dtd 01/19/99@ 4.9900% NR

01/14/99  GSI    S     Federal Natl. Mrtg. Assn. DN  50.00MM   CREDIT SUISSE FIRST BOSTON   4.6400  Federal Natl. Mrtg. Assn. DN NR
01/14/98               due 06/11/99                            HSBC SECURITIES, INC.        4.6200  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6200% NR

01/14/99  GSI    S     Federal Natl. Mrtg. Assn. DN  50.00MM   HSBC SECURITIES, INC.        4.6000  Federal Natl. Mrtg. Assn. DN NR
01/14/98               due 07/15/99                            CREDIT SUISSE FIRST BOSTON   4.6000  Federal Natl. Mrtg. Assn. DN NR
                       @ 4.6000% NR

01/15/99  MMI    P     Edison Asset Secur. LLC CP    119.30MM  GOLDMAN SACHS & COMPANY      4.8000  Edison Asset Secur. LLC CP
01/15/99               due 04/30/99                            PAINEWEBBER INC.             4.8200  Edison Asset Secur. LLC CP FT
                       @ 4.8200% FT

01/15/99  GSI    P     U.S. Treasury Note            10.00MM   HSBC SECURITIES, INC.        4.5510  USTN 4.625 12/31/00 NR
01/19/99               cpn 4.6250 due 12/31/00                 CREDIT SUISSE FIRST BOSTON   4.5470  USTN 4.625 12/31/00 NR
                       dtd 12/31/98@ 4.5510% NR

01/21/99  MNI    P     Windmill Funding Corp. CP     16.10MM   LEHMAN BROS. INC./LCPI       4.8300  Windmill Funding Corp. CP FT
01/21/99               due 03/24/99                            GOLDMAN SACHS & COMPANY      4.8300  Windmill Funding Corp. CP FT
                       @ 4.8500% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------


01/28/99  GSI    P     U.S. Treasury Note            20.00MM   JP MORG. SEC/MORG. GUAR TR   4.5740  USTN 4.500 1/31/99 NR
02/01/99               cpn 4.5000 due 01/31/01                 GOLDMAN SACHS & COMPANY      4.5470  USTN 4.500 1/31/99 NR
                       dtd 01/31/99@ 4.5780% NR


                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------
02/18/99  MMI    P     Preferred Receiv. Fndg. Co CP 24.00MM   GOLDMAN SACHS & COMPANY      4.8600  Preferred Receiv. Fndg. Co CP FT
02/18/99               due 03/23/99                            FIRST CHICAGO CAPITAL MKT.   4.8600  Preferred Receiv. Fndg. Co CP FT
                       @ 4.8600% FT

02/24/99  MMI    P     Beta Finance Inc. MA          40.00MM   GOLDMAN SACHS & COMPANY      5.2550  Beta Finance Inc. MA FT
03/08/99               cpn 5.2600 due 03/08/00                 LEHMAN BROS. INC./LCPI       5.2550  Beta Finance Inc. MA FT
                       dtd 03/08/99@ 5.2600% FT

03/01/99  MMI    P     Bayerische Hypo-UND Ver. YD   25.00MM   CREDIT SUISSE FIRST BOSTON   5.3400  Societe Generale YD FT
03/03/99               cpn 5.2700 due 03/03/00                 LEHMAN BROS. INC./LCPI       5.3400  Svenska Handelsbankn YD FT
                       dtd 03/03/99@ 5.3500% FT

03/02/99  MMI    P     Countrywide Home Loans Inc CP 25.00MM   LEHMAN BROS. INC./LCPI       4.8500  Countrywide Home Loans Inc CP FT
03/02/99               due 03/03/99                            CHASE SECURITIES, INC.       4.8500  Countrywide Home Loans Inc CP FT
                       @ 4.9000% FT

03/04/99  MMI    P     Societe Generale VY           73.00MM   LEHMAN BROS. INC./LCPI       4.9450  Societe Generale VY FT
03/05/99               cpn 4.8950 due 03/03/00                 GOLDMAN SACHS & COMPANY      4.9250  Societe Generale VY FT
                       dtd 03/03/99@ 4.9950% FT

03/11/99  MMI    P     Societe Generale YD           25.00MM   CHASE SECURITIES, INC.       5.2500  Societe Generale YD FT
03/15/99               cpn 5.2000 due 03/15/00                 JP MORG. SEC/MORG. GUAR TR   5.2400  Societe Generale YD FT
                       dtd 03/15/99@ 5.2600% FT

03/11/99  MMI    S     Societe Generale YD           25.00MM   JP MORG. SEC/MORG. GUAR TR   4.8700  Societe Generale YD FT
03/15/99               cpn 5.7300 due 03/15/00                 CHASE SECURITIES, INC.       4.8700  Societe Generale YD FT
                       dtd 03/30/98@ 4.8700% FT

03/24/99  MMI    P     Fleet National Bank B.A. VD   75.00MM   CHASE SECURITIES, INC.       4.9550  National City, Ohio BF FT
03/29/99               cpn 4.9000 due 04/17/00                 GOLDMAN SACHS& COMPANY       4.9550  Fleet National Bank N.A. VD FT
                       dtd 03/29/99@ 4.9550% FT

03/25/99  GSI    P     Federal Home Loan Mrtg. Co DN 100.00MM  HSBC SECURITIES , INC.       4.7600  Federal Home Loan Mrtg. Co DN NR
03/25/99               due 06/22/99                            CREDIT SUISSE FIRST BOSTON   4.7600  Federal Home Loan Mrtg. Co DN NR
                       @ 4.7650% NR

03/31/99  MMI    P     Apreco, Inc. CP               50.00MM   GOLDMAN SACHS & COMPANY      4.8700  Apreco, Inc. CP FT
03/31/99               due 05/24/99                            SALOMON BROS/SM BARNEY INC   4.8700  Apreco, Inc. CP FT
                       @ 4.8700% FT

04/07/99  MMI    P     Edison Asset Securit. LLC CP  23.80MM   GOLDMAN SACHS & COMPANY      4.8300  TAGS CP FT
04/07/99               due 07/01/99                            LEHMAN BROS. INC./LCPI       4.8300  TAGS CP FT
                       @ 4.8300% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------

04/07/99  GSI    P     Federal Home Loan Mrtg. Co AF 150.00MM  GOLDMAN SACHS & COMPANY      4.8050  Federal Home Loan Mrtg. Co AF NR
04/14/99               cpn 4.8050 due 04/14/00                 SALOMON BROS/SM BARNEY INC   4.8050  Federal Home Loan Mrtg. Co AF NR
                       dtd 04/14/99@ 4.8560 NR

04/08/99  MMI    P     Repeat Offering Secur. CP     55.30MM   GOLDMAN SACHS & COMPANY      4.8300  Repeat Offering Secur. CP FT
04/08/99               due 07/23/99                            LEHMAN BROS. INC./LCPI       4.8300  Repeat Offering Secur. CP FT
                       @ 4.8300% FT

04/13/99  MMI    P     Deutsche Bank A.G. VY         50.00MM   EVEREN SECURITIES, INC.      5.3445  SouthTrust Bank N.A. VY FT
04/15/99               cpn 4.8900 due 04/17/00                 BARCLAYS CAPITAL INC.        5.3445  Deutsche Bank A.G. VY FT
                       dtd 04/15/99@ 5.3559% FT

04/13/99  GSI    P     Federal Home Loan Bank AF     30.00MM   GOLDMAN SACHS & COMPANY      4.9970  Federal Home Loan Bank AF NR
04/28/99               cpn 4.9970 due 04/28/00                 CREDIT SUISSE FIRST BOSTON   5.0170  Federal Home Loan Bank AF NR
                       dtd 04/28/99@ 5.0380% NR

04/19/99  MMI    P     Deutsche Bank A.G. YD         60.00MM   SALOMON BROS/SM BARNEY INC   5.2000  Deutsche Bank A.G. YD FT
04/20/99               cpn 5.1300 due 04/20/00                 CHASE SECURITIES, INC.       5.2100  Deutsche Bank A.G. YD FT
                       dtd 04/20/99@ 5.2100% FT

04/20/99  MMI    P     Grand Funding Corporation CP  31.30MM   GOLDMAN SACHS & COMPANY      4.8300  Grand Funding Corporation CP FT
04/20/99               due 06/03/99                            SALOMON BROS/SM BARNEY INC   4.8200  Apreco, Inc. CP FT
                       @ 4.8300% FT

04/27/99  MMI    P     American Express Cent. Bk BF  50.00MM   GOLDMAN SACHS & COMPANY      4.9500  American Express Cent. BF FT
05/03/99               cpn 4.9500 due 05/03/00                 SALOMON BROS/SM BARNEY INC   4.9500  American Express Cent. BF FT
                       dtd 05/03/99@ 4.9500% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------

11/02/98  GSI    P     Federal Home Loan Bank AF     4.00MM    GOLDMAN SACHS & COMPANY      4.6600  Federal Home Loan Bank AF NR
11/09/98               cpn 4.6400 due 11/09/99                 JP MORG. SEC/MORG. GUAR TR   4.6400  Federal Home Loan Bank AF NR
                       dtd 11/09/98@ 4.7000% NR

11/03/98  GSI    P     Federal Home Loan Bank AF     2.00MM    CREDIT SUISSE FIRST BONSTON  4.8600  Federal Home Loan Bank AF NR
11/12/98               cpn 5.0000 due 11/12/99                 LEHMAN BROS. INC./LCPI       4.8300  Federal Home Loan Bank AF NR
                       dtd 11/12/98@ 5.0600% NR

11/09/98  MMI    P     Atlantis One Funding Corp. CP 10.00MM   GOLDMAN SACHS & COMPANY      5.2900  Atlantis One Funding Corp. CP FT
11/09/98               due 04/27/99                            MORGAN STANLEY & CO, INC.    5.3000  Atlantis One Funding Corp. CP FT
                       @ 5.3200%

11/24/98  MMI    P     Atlantis One Funding Corp. CP 4.00MM    GOLDMAN SACHS & COMPANY      5.1800  Asset Securitization CP FT
11/24/98               due 03/25/99                            CREDIT SUISSE FIRST BOSTON   5.1700  China Merch (CSFB) CP FT
                       @ 5.2800% FT

12/09/98  MMI    P     Thames Asset Glbl. Secur. CP  18.80MM   GOLDMAN SACHS & COMPANY      5.3000  Thames Asset Glbl. Secur. CP FT
12/09/98               due 02/18/99                            LEHMAN BROS. INC./LCPI       5.3200  Thames Asset Glbl. Secur. CP FT
                       @ 5.3500 FT

01/15/99  MMI    P     Edison Asset Securit. LLC CP  20.00MM   GOLDMAN SACHS & COMPANY      4.8000  Edison Asset Securit. LLC CP FT
01/15/99               due 04/30/99                            PAINEWEBBER INC.             4.8200  Edison Asset Securit. LLC CP FT
                       @ 4.8200% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME

Trade     Sub
Settle    Code   P/S   Security                      Amount    Competitive Broker           Prices  Security
------    ----   ----  --------                      ------    ------------------           ------  --------

02/03/99  MMI    P     Grand Funding Corporation CP  13.00MM   GOLDMAN SACHS & COMPANY      4.8200  Grand Funding Corporation CP FT
02/03/99               due 05/07/99                            LEHMAN BROS. INC./LCPI       4.8200  Tulip Funding Corporation CP FT
                       @ 4.8300% FT

02/17/99  MMI    P     Lexington Parker Cap. Co. CP  35.00MM   LEHMAN BROS. INC./LCPI       4.8500  Lexington Parker Cap. Co. CP FT
02/17/99               due 05/20/99                            MORGAN STANLEY & CO, INC.    4.8400  Lexington Parker Cap. Co. CP FT
                       @4.8600% FT

02/24/99  MMI    P     Societe Generale YD           10.00MM   CHASE SECURITIES, INC.       5.2500  Societe Generale YD FT
02/26/99               cpn 5.2200 due 02/28/00                 BARCLAYS CAPITAL , INC.      5.2400  Societe Generale YD FT
                       dtd 02/26/99@ 5.2500% FT

03/02/99  MMI    P     Countrywide Home Loans Inc CP 25.00MM   LEHMAN BROS. INC./LCPI       4.8500  Countrywide Home Loans Inc CP FT
03/02/99               due 03/03/99                            CHASE SECURITIES, INC.       4.8500  Countrywide Home Loans Inc CP FT
                       @ 4.9000% FT

03/04/99  MMI    P     Three Rivers Funding Corp. CP 20.10MM   JP MORG. SEC/MORG. GUAR TR   4.8800  Three Rivers Funding Corp. CP FT
03/04/99               due 04/15/99                            GOLDMAN SACHS & COMPANY      4.8900  Edison Asset CP FT
                       @ 4.9000% FT

03/04/99  MMI    P     Societe Generale VY           15.00MM   LEHMAN BROS. INC./LCPI       4.9450  Societe Generale VY FT
03/05/99               cpn 4.8950 due 03/03/00                 GOLDMAN SACHS & COMPANY      4.9250  Societe Generale VY FT
                       dtd 03/03/99@ 4.9550% FT

03/17/99  MMI    S     Grand Funding Corporation CP  25.00MM   GOLDMAN SACHS & COMPANY      4.8700  Grand Funding Corporation CP FT
03/17/99               due 03/25/99                            ABN AMRO                     4.8900  Grand Funding Corporation CP FT
                       @ 4.8300% FT

04/29/99  MMI    P     Apreco, Inc. CP               18.00MM   LEHMAN BROS. INC./LCPI       4.8200  Apreco, Inc. CP FT
04/29/99               due 07/20/99                            GOLDMAN SACHS & COMPANY      4.8000  Asset Funding CP FT
                       @ 4.8300% FT

                                       10